UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 26, 2025

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14757 (Commission File Number)	11-2014231 (IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida (Address of principal executive offices)		33137 (Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2025, EVI Industries, Inc, a Delaware corporation (the “Company”), and certain of its subsidiaries entered a second amendment (the “Amendment”) to its Credit Agreement, as amended by the first amendment thereto (the “Existing Agreement” and together with the Amendment, the “Credit Agreement”) with Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swingline Lender and L/C Issuer, and the lenders identified on the signature pages thereto.

The Amendment amended the Existing Agreement to, among other things, (i) increase the aggregate revolving credit commitments from $100 million to $150 million, (ii) increase the accordion feature from $40 million to $50 million, and (iii) extend the maturity date from May 6, 2027 to March 26, 2030. Additionally, two subsidiaries of the Company joined the Credit Agreement as guarantors.

The description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Second Amendment to Credit Agreement and Joinder Agreement dated as of March 26, 2025, by and among EVI Industries, Inc., certain subsidiaries of the EVI Industries, Inc. identified on the signature pages thereto, as guarantors, Bank of American, N.A., as Administrative Agent, Swingline Lender and L/C Issuer and the lenders identified on the signature pages thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: March 28, 2025	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer